UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21477

Western Asset Inflation-Linked Opportunities & Income Fund

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira.

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-777-0102

Date of fiscal year end: November 30

Date of reporting period: May 31, 2023

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	May 31, 2023

WESTERN ASSET

INFLATION-LINKED

OPPORTUNITIES &

INCOME FUND (WIW)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Managed Distribution Policy: The Fund’s Board of Trustees (the “Board”) has authorized a managed distribution plan pursuant to which the Fund makes monthly distributions to shareholders at a fixed rate of $0.0605 per common share, which rate may be adjusted from time to time by the Fund’s Board (the “Plan”). The Plan is intended to provide shareholders with a constant, but not guaranteed, fixed minimum rate of distribution each month. The Fund is managed with a goal of generating as much of the distribution as possible from net ordinary income and short-term capital gains that is consistent with the Fund’s investment strategy and risk profile. To the extent that sufficient distributable income is not available on a monthly basis, the Fund will distribute long-term capital gains and/or return of capital in order to maintain its managed distribution rate. A return of capital may occur, for example, when some or all of the money that was invested in the Fund is paid back to shareholders. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income”. Even though the Fund may realize current year capital gains, such gains may be offset, in whole or in part, by the Fund’s capital loss carryovers from prior years.

The Board may amend the terms of the Plan or terminate the Plan at any time without prior notice to the Fund’s shareholders, however, at this time there are no reasonably foreseeable circumstances that might cause the termination of the Plan. The amendment or termination of the Plan could have an adverse effect on the market price of the Fund’s common shares. The Plan is subject to the periodic review by the Board to determine if an adjustment should be made.

Shareholders should not draw any conclusions about the Fund’s investment performance from the amount of the current distribution or from the terms of the Fund’s Plan. The Fund will send a Form 1099-DIV to shareholders for the calendar year that will describe how to report the Fund’s distributions for federal income tax purposes.

Fund objectives

The Fund’s primary investment objective is to provide current income. Capital appreciation, when consistent with current income, is a secondary investment objective.

Under normal market conditions and at the time of purchase, the Fund will invest at least 80% of its total managed assets in inflation-linked securities. The Fund may invest up to 100% of its total managed assets in non-U.S. dollar investments. The Fund may also invest up to 40% of its total managed assets in below investment grade securities.

Western Asset Inflation-Linked Opportunities & Income Fund	II

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Inflation-Linked Opportunities & Income Fund for the six-month reporting period ended May 31, 2023. Please read on for Fund performance information during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President

June 30, 2023

III	Western Asset Inflation-Linked Opportunities & Income Fund

Performance review

For the six months ended May 31, 2023, Western Asset Inflation-Linked Opportunities & Income Fund returned 0.36% based on its net asset value (“NAV”)i and 0.28% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Bloomberg U.S. Government Inflation-Linked 1-10 Year Indexii and the Bloomberg U.S. Government Inflation-Linked All Maturities Indexiii, returned 1.31% and 1.21%, respectively, for the same period. The Bloomberg World Government Inflation-Linked All Maturities Indexiv and the Fund’s Custom Benchmarkv returned -0.51% and 1.26%, respectively, over the same time frame.

The Fund has adopted a managed distribution policy. Pursuant to this policy, the Fund intends to make regular monthly distributions to common shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Trustees. This policy has no impact on the Fund’s investment strategy and may reduce the Fund’s NAV. The Fund’s investment adviser believes the policy helps maintain the Fund’s competitiveness and may benefit the Fund’s market price and premium/discount to the Fund’s NAV.

During the six-month period, the Fund made distributions to shareholders totaling $0.60 per share. As of May 31, 2023, the Fund estimates that all of the distributions were sourced from net investment income.* The performance table shows the Fund’s six-month total return based on its NAV and market price as of May 31, 2023. Past performance is no guarantee of future results.

Performance Snapshot as of May 31, 2023 (unaudited)
Price Per Share	6-Month Total Return**
$10.42 (NAV)	0.36%†
$8.97 (Market Price)	0.28%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡ Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

*

These estimates are not for tax purposes. The Fund will issue a Form 1099 with final composition of the distributions for tax purposes after year end. A return of capital is not taxable and results in a reduction in the tax basis of a shareholder’s investment. For more information about a distribution’s composition, please refer to the Fund’s distribution press release or, if applicable, the Section 19 notice located in the press release section of our website, www.franklintempleton.com.

Western Asset Inflation-Linked Opportunities & Income Fund	IV

Performance review (cont’d)

Looking for additional information?

The Fund is traded under the symbol “WIW” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available online under the symbol “XWIWX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.franklintempleton.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Inflation-Linked Opportunities & Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Jane Trust, CFA

President

June 30, 2023

RISKS: The Fund is a diversified closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives. The Fund’s common shares are traded on the NYSE. Similar to stocks, the Fund’s share price will fluctuate with market conditions and, at the time of sale, may be worth more or less than the original investment. Shares of closed-end funds often trade at a discount to their net asset value. Diversification does not assure against market loss. Bonds are subject to a variety of risks, including interest rate, credit and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed income investment’s price. The Fund is subject to the additional risks associated with inflation protected securities, including liquidity risk, prepayment risk, extension risk and deflation risk. Investments in foreign companies, including emerging markets, involve risks beyond those inherent solely in domestic investments. Leverage may cause a fund to be more volatile than if the fund had not been leveraged, which may increase the risk of investment loss. Derivatives, such as options, futures, forwards and swaps, can be illiquid, create counterparty risk, may disproportionately increase losses, and may have a potentially large impact on fund performance. To the extent that the Fund invests in asset-backed, mortgage-backed or mortgage related securities, its exposure to prepayment and extension risks may be greater than if it

V	Western Asset Inflation-Linked Opportunities & Income Fund

invested in other fixed income securities. International investments are subject to currency fluctuations as well as social, economic and political risks. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries.

An investment in the Fund is subject to the following additional risks. Lower grade securities, or equivalent unrated securities, which are commonly known as “junk bonds,” typically entail greater potential price volatility and may be less liquid than higher-rated securities. The Fund may have to apply a greater degree of judgment in establishing a price for lower grade securities for purposes of valuing fund shares. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of such securities to make principal and interest payments than is the case for higher grade securities. Lower grade securities are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. These securities may also be more susceptible to real or perceived adverse economic and competitive industry conditions than higher rated securities. Lower grade and unrated securities are generally issued by less creditworthy issuers that may have a larger amount of outstanding debt relative to their assets than issuers of higher grade securities. In the event of an issuer’s bankruptcy, claims of other creditors may have priority over the claims of lower grade security holders, leaving few or no assets available to repay lower grade security holders. The Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting issuer. Lower grade securities frequently have redemption features that permit an issuer to repurchase the security from the Fund before it matures. If the issuer redeems lower grade securities, the Fund may have to invest the proceeds in securities with lower yields and may lose income. Lower grade and unrated securities involve the risk that the Fund’s investment adviser may not accurately evaluate the security’s comparative rating. Analysis of the creditworthiness of issuers of lower grade and unrated securities may be more complex than for issuers of higher-quality securities. To the extent that the Fund holds lower grade and/or unrated securities, the Fund’s success in achieving its investment objectives may depend more heavily on the Fund’s investment adviser’s credit analysis than if the Fund held exclusively higher-quality and rated securities. If changes in the currency exchange rates do not occur as anticipated, the Fund may lose money on currency transactions. The Fund’s ability to use currency transactions successfully depends on a number of factors, including the currency transactions being available at prices that are not too costly, the availability of liquid markets and the ability of the Fund to accurately predict the direction of changes in currency exchange rates. Currency exchange rates may be volatile. Currency transactions are subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. The Fund may gain exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Western Asset Inflation-Linked Opportunities & Income Fund CFC (the “Subsidiary”), organized under the laws of the Cayman Islands. The Fund and the Subsidiary are deemed “commodity pools” and the investment adviser is considered a “commodity pool operator” with respect to the Fund under the Commodity Exchange Act. The investment adviser, directly or through its affiliates, is therefore subject to dual regulation by the Securities and Exchange Commission (the “SEC”) and the Commodity Futures Trading Commission (the “CFTC”).

Western Asset Inflation-Linked Opportunities & Income Fund	VI

Performance review (cont’d)

The regulatory requirements governing the use of commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or certain other investments could change at any time. Investments by the Fund in commodity-linked derivatives may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivatives may be affected by changes in overall market movements, commodity index volatility, prolonged or intense speculation by investors, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, other weather phenomena, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered as an investment company and is not subject to all of the investor protections of the Investment Company Act of 1940 (the “1940 Act”). Changes in the laws of the United States and/ or the Cayman Islands could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, shareholders would likely suffer decreased investment returns. The Fund’s exposure to commodities markets, including through the Subsidiary, may be limited by its intention to qualify as a regulated investment company for U.S. federal income tax purposes and may interfere with its ability to qualify as such. The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, armed conflicts, economic sanctions and countermeasures in response to sanctions, major cybersecurity events, investor sentiment, the global and domestic effects of a pandemic, and other factors that may or may not be related to the issuer of the security or other asset. The Fund may also invest in money market funds, including funds affiliated with the Fund’s investment adviser.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

VII	Western Asset Inflation-Linked Opportunities & Income Fund

[i]

Net asset value (“NAV”) is calculated by subtracting total liabilities, including liabilities associated with financial leverage (if any), from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ii	The Bloomberg U.S. Government Inflation-Linked 1-10 Year Index measures the performance of the intermediate U.S. Treasury Inflation–Protected Securities (“TIPS”) market.

iii

The Bloomberg U.S. Government Inflation-Linked All Maturities Index measures the performance of the U.S. TIPS market. The index includes TIPS with one or more years remaining maturity with total outstanding issue size of $500 million or more.

iv	The Bloomberg World Government Inflation-Linked All Maturities Index measures the performance of the major government inflation-linked bond markets.

[v]

The Custom Benchmark is comprised of 90% Bloomberg U.S. Government Inflation-Linked All Maturities Index, 5% Bloomberg U.S. Credit Index and 5% JPMorgan Emerging Markets Bond Index Plus (“EMBI+”). The Bloomberg U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB- or higher). The EMBI+ is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.

Western Asset Inflation-Linked Opportunities & Income Fund	VIII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of May 31, 2023 and November 30, 2022 and does not include derivatives, such as futures contracts, forward foreign currency contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡	Represents less than 0.1%.

Western Asset Inflation-Linked Opportunities & Income Fund 2023 Semi-Annual Report	1

Consolidated schedule of investments (unaudited)

May 31, 2023

Western Asset Inflation-Linked Opportunities & Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Treasury Inflation Protected Securities — 130.1%
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	114,057,000	$113,814,144	(a)
U.S. Treasury Bonds, Inflation Indexed	2.375%	1/15/27	7,483,600	7,614,495
U.S. Treasury Bonds, Inflation Indexed	3.625%	4/15/28	16,795,620	18,279,348
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	28,117,000	29,388,895	(a)
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	106,491,480	119,542,877	(a)
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	3,630,874	3,911,633
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/42	47,821,282	40,667,642
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	42,220,586	39,825,613	(a)(b)
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	35,505,306	29,361,485	(c)(d)
U.S. Treasury Bonds, Inflation Indexed	0.250%	2/15/50	9,509,643	6,638,516
U.S. Treasury Bonds, Inflation Indexed	0.125%	2/15/52	16,047,344	10,622,058
U.S. Treasury Bonds, Inflation Indexed	1.500%	2/15/53	5,584,755	5,419,394
U.S. Treasury Notes, Inflation Indexed	0.375%	7/15/23	7,782,000	7,779,511
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/24	34,927,200	34,314,886	(a)
U.S. Treasury Notes, Inflation Indexed	0.500%	4/15/24	51,461,110	50,191,612	(a)
U.S. Treasury Notes, Inflation Indexed	0.125%	10/15/24	32,940,600	31,851,823	(a)
U.S. Treasury Notes, Inflation Indexed	0.250%	1/15/25	38,230,500	36,829,625	(a)
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/25	33,887,660	32,454,423
U.S. Treasury Notes, Inflation Indexed	0.125%	10/15/25	16,285,920	15,567,837
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/26	93,010,634	89,617,590	(a)
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/26	3,452,850	3,268,592
U.S. Treasury Notes, Inflation Indexed	0.125%	10/15/26	25,405,340	24,015,808	(a)
U.S. Treasury Notes, Inflation Indexed	0.125%	4/15/27	22,449,630	21,026,515
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/30	1,173,160	1,067,877
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/31	6,757,020	6,071,474
U.S. Treasury Notes, Inflation Indexed	0.125%	1/15/32	21,232,770	18,948,130	(a)
U.S. Treasury Notes, Inflation Indexed	1.125%	1/15/33	32,627,938	31,665,398
Total U.S. Treasury Inflation Protected Securities (Cost — $881,906,596)				829,757,201
Collateralized Mortgage Obligations (e) — 9.1%
Angel Oak Mortgage Trust, 2023-1 A1	4.750%	9/26/67	2,065,894	1,993,143	(f)
Banc of America Funding Trust, 2015-R2 4A2 (1 mo. USD LIBOR + 0.165%)	3.887%	9/29/36	1,945,111	1,519,404	(f)(g)
Banc of America Funding Trust, 2015-R2 5A2	3.887%	9/29/36	4,442,008	3,476,755	(f)(g)
BDS, 2021-FL8 A (1 mo. USD LIBOR + 0.920%)	6.031%	1/18/36	689,313	677,681	(f)(g)
Benchmark Mortgage Trust, 2021-B29 XA, IO	1.039%	9/15/54	8,175,428	447,444	(g)

See Notes to Consolidated Financial Statements.

2	Western Asset Inflation-Linked Opportunities & Income Fund 2023 Semi-Annual Report

Western Asset Inflation-Linked Opportunities & Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (e) — continued
BHMS, 2018-ATLS D (1 mo. USD LIBOR + 2.250%)	7.357%	7/15/35	4,220,000	$3,977,028	(f)(g)
BX Commercial Mortgage Trust, 2021-CIP A (1 mo. USD LIBOR + 0.921%)	6.028%	12/15/38	520,000	504,941	(f)(g)
BX Commercial Mortgage Trust, 2021-VOLT A (1 mo. USD LIBOR + 0.700%)	5.807%	9/15/36	910,000	880,574	(f)(g)
BX Commercial Mortgage Trust, 2021-XL2 D (1 mo. USD LIBOR + 1.397%)	6.504%	10/15/38	1,621,751	1,543,686	(f)(g)
BX Commercial Mortgage Trust, 2022-LP2 G (1 mo. Term SOFR + 4.106%)	9.165%	2/15/39	1,689,670	1,563,982	(f)(g)
BX Commercial Mortgage Trust, 2023-VLT2 A (1 mo. Term SOFR + 2.281%)	7.340%	6/15/40	350,000	349,411	(f)(g)(h)
BX Trust, 2021-ARIA D (1 mo. USD LIBOR + 1.895%)	7.002%	10/15/36	2,230,000	2,123,365	(f)(g)
BX Trust, 2022-CLS A	5.760%	10/13/27	1,300,000	1,263,718	(f)
BXMT Ltd., 2020-FL2 A (1 mo. Term SOFR + 1.014%)	6.081%	2/15/38	1,004,099	956,045	(f)(g)
Citigroup Commercial Mortgage Trust, 2023-SMRT A	6.015%	6/10/28	570,000	579,953	(f)(g)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2017-2 M1	4.000%	8/25/56	2,829,429	2,759,080	(f)(g)
Federal Home Loan Mortgage Corp. (FHLMC) Seasoned Credit Risk Transfer Trust, 2017-2 M2	4.000%	8/25/56	5,170,000	4,612,345	(f)(g)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2023-DNA1 M1A (30 Day Average SOFR + 2.100%)	7.081%	3/25/43	763,507	765,123	(f)(g)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2023-DNA2 M1A (30 Day Average SOFR + 2.100%)	7.081%	4/25/43	515,042	517,837	(f)(g)
Federal National Mortgage Association (FNMA) — CAS, 2017-C06 1B1 (1 mo. USD LIBOR + 4.150%)	9.288%	2/25/30	2,950,000	3,134,563	(f)(g)
Federal National Mortgage Association (FNMA) — CAS, 2019-R05 1B1 (1 mo. USD LIBOR + 4.100%)	9.238%	7/25/39	500,156	514,344	(f)(g)

See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Opportunities & Income Fund 2023 Semi-Annual Report	3

Consolidated schedule of investments (unaudited) (cont’d)

May 31, 2023

Western Asset Inflation-Linked Opportunities & Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (e) — continued
Federal National Mortgage Association (FNMA) — CAS, 2019-R07 1M2 (1 mo. USD LIBOR + 2.100%)	7.238%	10/25/39	109,167	$109,349	(f)(g)
Federal National Mortgage Association (FNMA) — CAS, 2020-R01 1B1 (1 mo. USD LIBOR + 3.250%)	8.388%	1/25/40	1,660,000	1,626,133	(f)(g)
GS Mortgage Securities Trust, 2020-GC45 A5	2.911%	2/13/53	380,000	330,716
Hawaii Hotel Trust, 2019-MAUI F (1 mo. USD LIBOR + 2.750%)	7.857%	5/15/38	1,760,000	1,711,299	(f)(g)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-LD12 AJ	6.517%	2/15/51	36,438	32,146	(g)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNN GFX	4.844%	1/16/37	4,570,000	3,472,414	(f)(g)
JPMorgan Chase Commercial Mortgage Securities Trust, 2020-NNN XHFL, IO	0.600%	1/16/37	2,151,236	11,007	(f)(g)
Lehman Mortgage Trust, 2006-5 2A2, IO (-1.000 x 1 mo. USD LIBOR + 7.150%)	2.012%	9/25/36	2,420,715	299,858	(g)
MHC Commercial Mortgage Trust, 2021-MHC A (1 mo. Term SOFR + 0.915%)	5.974%	4/15/38	1,220,000	1,192,401	(f)(g)
MSC Trust, 2021-ILP A (1 mo. USD LIBOR + 0.778%)	5.886%	11/15/23	1,903,705	1,841,770	(f)(g)
Morgan Stanley Mortgage Loan Trust, 2007-11AR 2A3	2.765%	6/25/37	65,892	39,253	(g)
MRCD Mortgage Trust, 2019-PARK A	2.718%	12/15/36	1,520,000	1,393,511	(f)
MSWF Commercial Mortgage Trust, 2023-1 A4	5.472%	2/15/33	330,000	336,239
OBX Trust, 2023-NQM3 A1	5.949%	1/25/63	2,062,979	2,065,690	(f)
PFP Ltd., 2021-8 A (1 mo. USD LIBOR + 1.000%)	6.105%	8/9/37	1,832,826	1,785,223	(f)(g)
PRKCM Trust, 2023-AFC1 A1	6.598%	2/25/58	2,029,385	2,032,226	(f)
SMRT, 2022-MINI A (1 mo. Term SOFR + 1.000%)	6.060%	1/15/39	390,000	378,847	(f)(g)
SREIT Trust, 2021-MFP A (1 mo. USD LIBOR + 0.731%)	5.838%	11/15/38	650,000	628,885	(f)(g)
SREIT Trust, 2021-PALM B (1 mo. USD LIBOR + 0.810%)	5.917%	10/15/34	1,930,000	1,846,454	(f)(g)
Towd Point Mortgage Trust, 2020-2 A1A	1.636%	4/25/60	2,005,542	1,758,323	(f)(g)

See Notes to Consolidated Financial Statements.

4	Western Asset Inflation-Linked Opportunities & Income Fund 2023 Semi-Annual Report

Western Asset Inflation-Linked Opportunities & Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations (e) — continued
WaMu Mortgage Pass-Through Certificates Trust, 2006-AR3 A1B (Federal Reserve U.S. 12 mo. Cumulative Avg 1 Year CMT + 1.000%)	4.743%	2/25/46	964,727	$852,015	(g)
Wells Fargo Commercial Mortgage Trust, 2021-C59 XA, IO	1.531%	4/15/54	3,939,712	326,491	(g)
Total Collateralized Mortgage Obligations (Cost — $60,229,811)				58,230,672
Corporate Bonds & Notes — 9.0%
Communication Services — 0.0%††
Wireless Telecommunication Services — 0.0%††
T-Mobile USA Inc., Senior Notes	3.750%	4/15/27	100,000	95,027
Consumer Discretionary — 0.6%
Hotels, Restaurants & Leisure — 0.6%
Sands China Ltd., Senior Notes	5.900%	8/8/28	2,480,000	2,345,644
Sands China Ltd., Senior Notes	3.350%	3/8/29	200,000	165,162
Sands China Ltd., Senior Notes	4.875%	6/18/30	600,000	526,343
Sands China Ltd., Senior Notes	3.750%	8/8/31	600,000	482,718
Total Consumer Discretionary				3,519,867
Energy — 4.2%
Energy Equipment & Services — 0.0%††
Halliburton Co., Senior Notes	3.800%	11/15/25	11,000	10,711
Oil, Gas & Consumable Fuels — 4.2%
Apache Corp., Senior Notes	5.250%	2/1/42	910,000	740,253
Apache Corp., Senior Notes	4.250%	1/15/44	2,630,000	1,854,071
BP Capital Markets America Inc., Senior Notes	3.633%	4/6/30	580,000	545,044
Chevron USA Inc., Senior Notes	3.900%	11/15/24	500,000	493,141
Continental Resources Inc., Senior Notes	4.900%	6/1/44	2,250,000	1,692,676
Enterprise Products Operating LLC, Senior Notes	3.125%	7/31/29	2,880,000	2,602,014
EOG Resources Inc., Senior Notes	4.375%	4/15/30	70,000	69,052
EOG Resources Inc., Senior Notes	4.950%	4/15/50	250,000	242,829
Exxon Mobil Corp., Senior Notes	4.327%	3/19/50	6,590,000	5,895,261
Exxon Mobil Corp., Senior Notes	3.452%	4/15/51	660,000	507,023
Occidental Petroleum Corp., Senior Notes	5.550%	3/15/26	330,000	329,479
Occidental Petroleum Corp., Senior Notes	6.200%	3/15/40	2,690,000	2,629,152
Petrobras Global Finance BV, Senior Notes	5.999%	1/27/28	1,410,000	1,411,105
QazaqGaz NC JSC, Senior Notes	4.375%	9/26/27	4,000,000	3,724,152	(f)

See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Opportunities & Income Fund 2023 Semi-Annual Report	5

Consolidated schedule of investments (unaudited) (cont’d)

May 31, 2023

Western Asset Inflation-Linked Opportunities & Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — continued
Williams Cos. Inc., Senior Notes	5.750%	6/24/44	2,350,000	$2,256,267
YPF SA, Senior Notes	8.500%	7/28/25	1,700,000	1,471,485	(i)
Total Oil, Gas & Consumable Fuels				26,463,004
Total Energy				26,473,715
Financials — 0.9%
Banks — 0.7%
Wells Fargo & Co., Senior Notes (5.013% to 4/4/50 then 3 mo. Term SOFR + 4.502%)	5.013%	4/4/51	4,480,000	4,103,217	(g)
Financial Services — 0.2%
ILFC E-Capital Trust II, Ltd. GTD ((Highest of 3 mo. USD LIBOR, 10 year Treasury Constant Maturity Rate and 30 year Treasury Constant Maturity Rate) + 1.800%)	6.798%	12/21/65	2,084,000	1,411,910	(f)(g)
Total Financials				5,515,127
Health Care — 0.7%
Pharmaceuticals — 0.7%
Bausch Health Americas Inc., Senior Notes	9.250%	4/1/26	3,130,000	2,585,458	(f)
Bausch Health Americas Inc., Senior Notes	8.500%	1/31/27	1,970,000	1,036,289	(f)
Bausch Health Cos. Inc., Senior Notes	5.250%	1/30/30	2,370,000	1,009,952	(f)
Total Health Care				4,631,699
Industrials — 0.5%
Aerospace & Defense — 0.5%
General Dynamics Corp., Senior Notes	4.250%	4/1/40	30,000	27,478
General Dynamics Corp., Senior Notes	4.250%	4/1/50	3,470,000	3,140,556
Total Industrials				3,168,034
Information Technology — 0.0%††
Semiconductors & Semiconductor Equipment — 0.0%††
Broadcom Inc., Senior Notes	3.137%	11/15/35	400,000	305,157	(f)
Materials — 2.1%
Metals & Mining — 2.1%
Alcoa Nederland Holding BV, Senior Notes	6.125%	5/15/28	570,000	559,971	(f)
Anglo American Capital PLC, Senior Notes	4.000%	9/11/27	1,630,000	1,544,910	(f)
Antofagasta PLC, Senior Notes	2.375%	10/14/30	1,110,000	906,193	(f)
Barrick North America Finance LLC, Senior Notes	5.750%	5/1/43	1,170,000	1,195,517

See Notes to Consolidated Financial Statements.

6	Western Asset Inflation-Linked Opportunities & Income Fund 2023 Semi-Annual Report

Western Asset Inflation-Linked Opportunities & Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — continued
BHP Billiton Finance USA Ltd., Senior Notes	5.000%	9/30/43	1,620,000		$1,593,925
Glencore Finance Canada Ltd., Senior Notes	5.550%	10/25/42	2,330,000		2,161,542	(f)
Glencore Funding LLC, Senior Notes	4.125%	3/12/24	750,000		738,580	(f)
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	500,000		477,918	(f)
Glencore Funding LLC, Senior Notes	3.875%	10/27/27	1,630,000		1,536,237	(f)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	1,600,000		1,490,772
Yamana Gold Inc., Senior Notes	4.625%	12/15/27	1,360,000		1,295,116
Total Materials					13,500,681
Total Corporate Bonds & Notes (Cost — $66,519,424)					57,209,307
Sovereign Bonds — 4.0%
Argentina — 0.0%††
Argentine Bonos del Tesoro, Bonds	16.000%	10/17/23	26,750,000	ARS	39,647	(j)
Brazil — 0.1%
Brazil Notas do Tesouro Nacional Serie F, Notes	10.000%	1/1/27	2,446,000	BRL	469,228
Chile — 0.8%
Bonos de la Tesoreria de la Republica en pesos, Bonds	5.000%	3/1/35	4,040,000,000	CLP	4,843,371
Indonesia — 0.9%
Indonesia Treasury Bond	7.000%	5/15/27	81,217,000,000	IDR	5,615,134
Mexico — 2.2%
Mexican Bonos, Bonds	8.000%	11/7/47	51,280,000	MXN	2,609,195
Mexican Bonos, Senior Notes	7.750%	11/13/42	162,580,000	MXN	8,094,396
Mexico Government International Bond, Senior Notes	4.500%	4/22/29	3,720,000		3,624,043
Total Mexico					14,327,634
Nigeria — 0.0%††
Nigeria Government International Bond, Senior Notes	6.500%	11/28/27	280,000		237,534	(f)
Total Sovereign Bonds (Cost — $29,722,337)					25,532,548
Non-U.S. Treasury Inflation Protected Securities — 3.1%
Brazil — 1.8%
Brazil Notas do Tesouro Nacional Serie B, Notes	6.000%	8/15/30	34,050,761	BRL	6,959,547
Brazil Notas do Tesouro Nacional Serie B, Notes	6.000%	8/15/50	21,074,326	BRL	4,335,871
Total Brazil					11,295,418

See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Opportunities & Income Fund 2023 Semi-Annual Report	7

Consolidated schedule of investments (unaudited) (cont’d)

May 31, 2023

Western Asset Inflation-Linked Opportunities & Income Fund

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount†		Value
Russia — 0.0%††
Russian Federal Inflation Linked Bond — OFZ, Senior Notes	2.500%	2/2/28	639,610,013	RUB	$392,158	*(k)(l)
Uruguay — 1.3%
Uruguay Government International Bond, Senior Notes	4.250%	4/5/27	308,608,401	UYU	8,266,297
Total Non-U.S. Treasury Inflation Protected Securities (Cost — $34,181,039)					19,953,873
Asset-Backed Securities — 1.1%
Bear Stearns Asset Backed Securities Trust, 2007-SD2 2A1 (1 mo. USD LIBOR + 0.800%)	5.938%	9/25/46	25,526		23,845	(g)
BRSP Ltd., 2021-FL1 A (1 mo. Term SOFR + 1.264%)	6.338%	8/19/38	2,000,000		1,932,980	(f)(g)
Greystone CRE Notes Ltd., 2021-FL3 A (1 mo. Term SOFR + 1.134%)	6.194%	7/15/39	1,000,000		977,136	(f)(g)
MF1 LLC, 2022-FL9 A (1 mo. Term SOFR + 2.150%)	7.223%	6/19/37	2,290,000		2,272,209	(f)(g)
Origen Manufactured Housing Contract Trust, 2007-B A1 (1 mo. USD LIBOR + 1.200%)	6.307%	10/15/37	1,496,062		1,443,299	(f)(g)
Total Asset-Backed Securities (Cost — $6,681,733)					6,649,469
Total Investments before Short-Term Investments (Cost — $1,079,240,940)					997,333,070
			Shares
Short-Term Investments — 1.0%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $6,684,020)	5.033%		6,684,020		6,684,020	(m)(n)
Total Investments — 157.4% (Cost — $1,085,924,960)					1,004,017,090
Liabilities in Excess of Other Assets — (57.4)%					(366,288,288)
Total Net Assets — 100.0%					$637,728,802

See Notes to Consolidated Financial Statements.

8	Western Asset Inflation-Linked Opportunities & Income Fund 2023 Semi-Annual Report

Western Asset Inflation-Linked Opportunities & Income Fund

†	Face amount denominated in U.S. dollars, unless otherwise noted.

††	Represents less than 0.1%.

*	Non-income producing security.

(a)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(b)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(c)	All or a portion of this security is held at the broker as collateral for open centrally cleared swap contracts.

(d)	All or a portion of this security is held at the broker as collateral for OTC derivatives.

(e)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(f)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(g)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(h)	Securities traded on a when-issued or delayed delivery basis.

(i)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(j)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(k)	The coupon payment on this security is currently in default as of May 31, 2023.

(l)	Security is valued using significant unobservable inputs (Note 1).

(m)	Rate shown is one-day yield as of the end of the reporting period.

(n)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At May 31, 2023, the total market value of investments in Affiliated Companies was $6,684,020 and the cost was $6,684,020 (Note 7).

See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Opportunities & Income Fund 2023 Semi-Annual Report	9

Consolidated schedule of investments (unaudited) (cont’d)

May 31, 2023

Western Asset Inflation-Linked Opportunities & Income Fund

Abbreviation(s) used in this schedule:

ARS	— Argentine Peso

BRL	— Brazilian Real

CAS	— Connecticut Avenue Securities

CLP	— Chilean Peso

CMT	— Constant Maturity Treasury

GTD	— Guaranteed

IDR	— Indonesian Rupiah

IO	— Interest Only

JSC	— Joint Stock Company

LIBOR	— London Interbank Offered Rate

MXN	— Mexican Peso

OFZ	— Obligatsyi Federal’novo Zaima (Russian Federal Loan Obligation)

RUB	— Russian Ruble

SOFR	— Secured Overnight Financing Rate

USD	— United States Dollar

UYU	— Uruguayan Peso

At May 31, 2023, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements	Asset Class of Collateral*	Collateral Value**
Morgan Stanley & Co. Inc.	4.810%	12/5/2022	6/5/2023	$319,656,250	U.S. Treasury Inflation Protected Securities Cash	$170,028,768 6,776,774
Morgan Stanley & Co. Inc.	4.810%	5/19/2023	6/5/2023	25,321,411	U.S. Treasury Inflation Protected Securities Cash	12,651,625 536,819
Morgan Stanley & Co. Inc.	5.020%	4/6/2023	6/5/2023	37,188,693	U.S. Treasury Inflation Protected Securities Cash	18,114,429 788,407
				$382,166,354		$208,896,822

*	Refer to the Consolidated Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements.

**	Including accrued interest.

See Notes to Consolidated Financial Statements.

10	Western Asset Inflation-Linked Opportunities & Income Fund 2023 Semi-Annual Report

Western Asset Inflation-Linked Opportunities & Income Fund

At May 31, 2023, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Copper	176	7/23	$17,668,843	$16,002,800	$(1,666,043)
Euro	13	6/23	1,727,076	1,736,394	9,318
Gold 100 Ounce	103	8/23	21,335,678	20,415,630	(920,048)
U.S. Treasury 5-Year Notes	80	9/23	8,740,818	8,726,251	(14,567)
U.S. Treasury 10-Year Notes	531	9/23	60,340,675	60,782,906	442,231
WTI Crude	576	10/23	38,880,908	38,960,640	79,732
					(2,069,377)
Contracts to Sell:
3-Month SOFR	383	3/24	91,491,810	91,110,913	380,897
U.S. Treasury Long-Term Bonds	343	9/23	43,450,306	44,021,906	(571,600)
WTI Crude	91	6/23	6,517,192	6,196,190	321,002
					130,299
Net unrealized depreciation on open futures contracts					$(1,939,078)

Abbreviation(s) used in this table:

SOFR	— Secured Overnight Financing Rate

At May 31, 2023, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	1,328,049	EUR	1,205,698	Bank of America N.A.	7/18/23	$35,721
CAD	2,442,004	USD	1,815,882	BNP Paribas SA	7/18/23	(14,902)
JPY	402,941,743	USD	3,119,010	Goldman Sachs Group Inc.	7/18/23	(205,181)
USD	4,359,877	CLP	3,566,117,405	Goldman Sachs Group Inc.	7/18/23	(13,623)
USD	3,225,058	UYU	127,583,301	Goldman Sachs Group Inc.	7/18/23	(38,992)
USD	371,785	IDR	5,569,344,826	JPMorgan Chase & Co.	7/18/23	437
USD	1,306,423	IDR	19,465,707,536	JPMorgan Chase & Co.	7/18/23	8,503
AUD	9,679,610	USD	6,499,805	Morgan Stanley & Co. Inc.	7/18/23	(192,381)
AUD	16,120,000	USD	10,838,524	Morgan Stanley & Co. Inc.	7/18/23	(334,416)
BRL	5,465,176	USD	1,055,624	Morgan Stanley & Co. Inc.	7/18/23	12,692
INR	642,419,942	USD	7,769,016	Morgan Stanley & Co. Inc.	7/18/23	(17,302)
MXN	6,600,000	USD	357,297	Morgan Stanley & Co. Inc.	7/18/23	12,110
MYR	41,650,000	USD	9,548,372	Morgan Stanley & Co. Inc.	7/18/23	(492,405)

See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Opportunities & Income Fund 2023 Semi-Annual Report	11

Consolidated schedule of investments (unaudited) (cont’d)

May 31, 2023

Western Asset Inflation-Linked Opportunities & Income Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,228,468	BRL	16,290,849	Morgan Stanley & Co. Inc.	7/18/23	$43,983
USD	1,653,401	MYR	7,274,963	Morgan Stanley & Co. Inc.	7/18/23	71,604
Net unrealized depreciation on open forward foreign currency contracts						$(1,124,152)

Abbreviation(s) used in this table:

AUD	— Australian Dollar

BRL	— Brazilian Real

CAD	— Canadian Dollar

CLP	— Chilean Peso

EUR	— Euro

IDR	— Indonesian Rupiah

INR	— Indian Rupee

JPY	— Japanese Yen

MXN	— Mexican Peso

MYR	— Malaysian Ringgit

USD	— United States Dollar

UYU	— Uruguayan Peso

At May 31, 2023, the Fund had the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Reference Entity	Notional Amount[2]	Termination Date	Periodic Payments Received by the Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Markit CDX.NA.HY.40 Index	$38,800,000	6/20/28	5.000% quarterly	$413,870	$(120,525)	$534,395
Markit CDX.NA.IG.40 Index	139,182,000	6/20/28	1.000% quarterly	1,561,520	1,034,196	527,324
Total	$177,982,000			$1,975,390	$913,671	$1,061,719

See Notes to Consolidated Financial Statements.

12	Western Asset Inflation-Linked Opportunities & Income Fund 2023 Semi-Annual Report

Western Asset Inflation-Linked Opportunities & Income Fund

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected loss (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Opportunities & Income Fund 2023 Semi-Annual Report	13

Consolidated statement of assets and liabilities (unaudited)

May 31, 2023

Assets:
Investments in unaffiliated securities, at value (Cost — $1,079,240,940)	$997,333,070
Investments in affiliated securities, at value (Cost — $6,684,020)	6,684,020
Foreign currency, at value (Cost — $2,023,800)	1,957,393
Deposits with brokers for open reverse repurchase agreements	8,102,000
Deposits with brokers for centrally cleared swap contracts	7,173,610
Interest receivable	5,064,089
Deposits with brokers for open futures contracts	4,494,506
Deposits with brokers for OTC derivatives	420,000
Unrealized appreciation on forward foreign currency contracts	185,050
Receivable from brokers for OTC derivatives	80,000
Dividends receivable from affiliated investments	16,551
Prepaid expenses	1,881
Total Assets	1,031,512,170

Liabilities:
Payable for open reverse repurchase agreements (Note 3)	382,166,354
Interest expense payable	7,940,081
Unrealized depreciation on forward foreign currency contracts	1,309,202
Payable for securities purchased	863,203
Payable to brokers — net variation margin on open futures contracts	780,486
Investment management fee payable	307,865
Payable to brokers — net variation margin on centrally cleared swap contracts	138,898
Administration fee payable	44,015
Trustees’ fees payable	888
Accrued expenses	232,376
Total Liabilities	393,783,368
Total Net Assets	$637,728,802

Net Assets:
Common shares, no par value, unlimited number of shares authorized, 61,184,134 shares issued and outstanding	$816,048,520
Total distributable earnings (loss)	(178,319,718)
Total Net Assets	$637,728,802

Shares Outstanding	61,184,134

Net Asset Value	$10.42

See Notes to Consolidated Financial Statements.

14	Western Asset Inflation-Linked Opportunities & Income Fund 2023 Semi-Annual Report

Consolidated statement of operations (unaudited)

For the Six Months Ended May 31, 2023

Investment Income:
Interest	$22,272,448
Dividends from affiliated investments	189,425
Less: Foreign taxes withheld	(25,593)
Total Investment Income	22,436,280

Expenses:
Interest expense (Note 3)	9,325,074
Investment management fee (Note 2)	1,821,279
Excise tax (Note 1)	1,498,609
Administration fees (Note 2)	260,183
Legal fees	110,593
Transfer agent fees	78,507
Fund accounting fees	41,454
Audit and tax fees	32,112
Trustees’ fees	25,308
Custody fees	21,954
Stock exchange listing fees	15,652
Shareholder reports	8,814
Commodity pool reports	5,980
Insurance	3,652
Miscellaneous expenses	6,135
Total Expenses	13,255,306
Less: Fee waivers and/or expense reimbursements (Note 2)	(4,007)
Net Expenses	13,251,299
Net Investment Income	9,184,981

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	(2,167,421)
Futures contracts	(1,749,802)
Swap contracts	3,987,800
Forward foreign currency contracts	(911,571)
Foreign currency transactions	99,833
Net Realized Loss	(741,161)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	(1,242,325)
Futures contracts	(1,170,187)
Swap contracts	(2,528,730)
Forward foreign currency contracts	(871,120)
Foreign currencies	(72,535)
Change in Net Unrealized Appreciation (Depreciation)	(5,884,897)
Net Loss on Investments, Futures Contracts, Swap Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(6,626,058)
Increase in Net Assets From Operations	$ 2,558,923

See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Opportunities & Income Fund 2023 Semi-Annual Report	15

Consolidated statements of changes in net assets

For the Six Months Ended May 31, 2023 (unaudited) and the Year Ended November 30, 2022	2023	2022

Operations:
Net investment income	$9,184,981	$70,959,222
Net realized loss	(741,161)	(45,022,385)
Change in net unrealized appreciation (depreciation)	(5,884,897)	(162,025,651)
Increase (Decrease) in Net Assets From Operations	2,558,923	(136,088,814)

Distributions to Shareholders From (Note 1):
Total distributable earnings	(36,771,665)	(84,801,210)
Decrease in Net Assets From Distributions to Shareholders	(36,771,665)	(84,801,210)
Decrease in Net Assets	(34,212,742)	(220,890,024)

Net Assets:
Beginning of period	671,941,544	892,831,568
End of period	$637,728,802	$671,941,544

See Notes to Consolidated Financial Statements.

16	Western Asset Inflation-Linked Opportunities & Income Fund 2023 Semi-Annual Report

Consolidated statement of cash flows (unaudited)

For the Six Months Ended May 31, 2023

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$2,558,923
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(120,294,317)
Sales of portfolio securities	148,039,393
Net purchases, sales and maturities of short-term investments	(206,301)
Net inflation adjustment	(15,532,496)
Net amortization of premium (accretion of discount)	3,974,449
Increase in interest receivable	(382,585)
Decrease in receivable from brokers — net variation margin on centrally cleared swap contracts	725,134
Decrease in prepaid expenses	3,652
Decrease in dividends receivable from affiliated investments	17,275
Increase in receivable from brokers for OTC derivatives	(80,000)
Decrease in receivable from brokers — net variation margin on open futures contracts	1,220,485
Increase in payable to brokers — net variation margin on centrally cleared swap contracts	138,898
Increase in payable for securities purchased	863,203
Increase in investment management fee payable	8,505
Decrease in Trustees’ fees payable	(3,066)
Increase in administration fee payable	1,098
Increase in interest expense payable	5,068,716
Decrease in accrued expenses	(68,364)
Increase in payable to brokers — net variation margin on futures contracts	780,486
Net realized loss on investments	2,167,421
Change in net unrealized appreciation (depreciation) of investments and forward foreign currency contracts	2,113,445
Net Cash Provided in Operating Activities*	31,113,954

Cash Flows from Financing Activities:
Distributions paid on common stock	(36,771,665)
Decrease in payable for open reverse repurchase agreements	(5,564,896)
Net Cash Used by Financing Activities	(42,336,561)
Net Decrease in Cash and Restricted Cash	(11,222,607)
Cash and restricted cash at beginning of period	33,370,116
Cash and restricted cash at end of period	$22,147,509

*Included	in operating expenses is $4,256,358 paid for interest on borrowings.

See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Opportunities & Income Fund 2023 Semi-Annual Report	17

Consolidated statement of cash flows (unaudited) (cont’d)

For the Six Months Ended May 31, 2023

The following table provides a reconciliation of cash (including foreign currency) and restricted cash reported within the Consolidated Statement of Assets and Liabilities that sums to the total of such amounts shown on the Consolidated Statement of Cash Flows.

May 31, 2023
Cash	$1,957,393
Restricted cash	20,190,116
Total cash and restricted cash shown in the Consolidated Statement of Cash Flows	$22,147,509

Restricted cash consists of cash that has been segregated to cover the Fund’s collateral or margin obligations under derivative contracts and for reverse repurchase agreements. It is separately reported on the Consolidated Statement of Assets and Liabilities as Deposits with brokers.

See Notes to Consolidated Financial Statements.

18	Western Asset Inflation-Linked Opportunities & Income Fund 2023 Semi-Annual Report

Consolidated financial highlights

For a share of common stock outstanding throughout each year ended November 30, unless otherwise noted:
	2023[1,2]	2022[1]	2021[1]	2020[1]	2019[1]	2018[1]

Net asset value, beginning of period	$10.98	$14.59	$13.65	$12.74	$11.96	$12.79

Income (loss) from operations:
Net investment income	0.15	1.16	0.88	0.31	0.39	0.42
Net realized and unrealized gain (loss)	(0.11)	(3.38)	0.48	1.00	0.82	(0.82)
Total income (loss) from operations	0.04	(2.22)	1.36	1.31	1.21	(0.40)

Less distributions from:
Net investment income	(0.60) [3]	(1.05)	(0.31)	(0.39)	(0.43)	(0.43)
Net realized gains	—	(0.34)	(0.11)	—	—	—
Return of capital	—	—	—	(0.01)	—	—
Total distributions	(0.60)	(1.39)	(0.42)	(0.40)	(0.43)	(0.43)

Net asset value, end of period	$10.42	$10.98	$14.59	$13.65	$12.74	$11.96
Market price, end of period	$8.97	$9.54	$13.51	$11.84	$11.14	$10.30
Total return, based on NAV[4,5]	0.36%	(16.15)%	10.09%	10.58%	10.25%	(3.21)%
Total return, based on Market Price[6]	0.28%	(20.42)%	17.88%	10.19%	12.53%	(5.32)%

Net assets, end of period (millions)	$638	$672	$893	$835	$780	$732

Ratios to average net assets:
Gross expenses	4.05%[7]	1.49%	0.71%	1.32%	1.82%	1.72%
Net expenses[8]	4.05 [7,9]	1.49 [9]	0.71 [9]	1.32	1.82	1.72
Net investment income	2.81 [7]	9.32	6.19	2.45	3.07	3.36

Portfolio turnover rate	12%	28%	26%	44%	35%	48%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended May 31, 2023 (unaudited).

[3]

The actual source of the Fund’s current fiscal year distributions may be from net investment income, realized capital gains, return of capital or a combination thereof. Shareholders will be informed of the tax characteristics of the distributions after the close of the fiscal year.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[6]

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]

The investment adviser has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[9]	Reflects fee waivers and/or expense reimbursements.

See Notes to Consolidated Financial Statements.

Western Asset Inflation-Linked Opportunities & Income Fund 2023 Semi-Annual Report	19

Notes to consolidated financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Inflation-Linked Opportunities & Income Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as a diversified, closed-end management investment company. The Fund commenced operations on February 25, 2004.

The Fund’s primary investment objective is to provide current income for its shareholders. Capital appreciation, when consistent with current income, is a secondary investment objective. Under normal market conditions and at the time of purchase, the Fund will invest at least 80% of its total managed assets in inflation-linked securities. The Fund may invest up to 100% of its total managed assets in non-U.S. dollar investments. The Fund may also invest up to 40% of its total managed assets in below investment grade securities. If a security is rated by multiple nationally recognized statistical rating organizations (“NRSROs”) and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from an NRSRO.

The Fund may gain exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Western Asset Inflation-Linked Opportunities & Income Fund CFC (the “Subsidiary”), organized under the laws of the Cayman Islands. Among other investments, the Subsidiary may invest in commodity-linked instruments. The Fund may invest up to 25% of its total assets in the Subsidiary; although 10% of total managed assets may be utilized for commodity-related strategies. These financial statements are consolidated financial statements of the Fund and the Subsidiary. All interfund transactions have been eliminated in consolidation.

The Fund follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”), including, but not limited to, ASC 946. Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit

20	Western Asset Inflation-Linked Opportunities & Income Fund 2023 Semi-Annual Report

risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the adviser to be unreliable, the market price may be determined by the adviser using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

Pursuant to policies adopted by the Board of Trustees, the Fund’s adviser has been designated as the valuation designee and is responsible for the oversight of the daily valuation process. The Fund’s adviser is assisted by the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Fund’s adviser and the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

Western Asset Inflation-Linked Opportunities & Income Fund 2023 Semi-Annual Report	21

Notes to consolidated financial statements (unaudited) (cont’d)

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — unadjusted quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

22	Western Asset Inflation-Linked Opportunities & Income Fund 2023 Semi-Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
U.S. Treasury Inflation Protected Securities	—	$ 829,757,201	—	$ 829,757,201
Collateralized Mortgage Obligations	—	58,230,672	—	58,230,672
Corporate Bonds & Notes	—	57,209,307	—	57,209,307
Sovereign Bonds	—	25,532,548	—	25,532,548
Non-U.S. Treasury Inflation Protected Securities	—	19,561,715	$392,158	19,953,873
Asset-Backed Securities	—	6,649,469	—	6,649,469
Total Long-Term Investments	—	996,940,912	392,158	997,333,070
Short-Term Investments†	$ 6,684,020	—	—	6,684,020
Total Investments	$ 6,684,020	$996,940,912	$392,158	$1,004,017,090
Other Financial Instruments:
Futures Contracts††	$ 1,233,180	—	—	$ 1,233,180
Forward Foreign Currency Contracts††	—	$ 185,050	—	185,050
Centrally Cleared Credit Default Swaps on Credit Indices — Sell Protection††	—	1,061,719	—	1,061,719
Total Other Financial Instruments	$ 1,233,180	$ 1,246,769	—	$ 2,479,949
Total	$ 7,917,200	$998,187,681	$392,158	$1,006,497,039

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts††	$ 3,172,258	—	—	$ 3,172,258
Forward Foreign Currency Contracts††	—	$ 1,309,202	—	1,309,202
Total	$ 3,172,258	$ 1,309,202	—	$ 4,481,460

†	See Consolidated Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

Western Asset Inflation-Linked Opportunities & Income Fund 2023 Semi-Annual Report	23

Notes to consolidated financial statements (unaudited) (cont’d)

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Consolidated Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(d) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared

24	Western Asset Inflation-Linked Opportunities & Income Fund 2023 Semi-Annual Report

Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Consolidated Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Consolidated Schedule of Investments and restricted cash, if any, is identified on the Consolidated Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Consolidated Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Consolidated Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Consolidated Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount.

As of May 31, 2023, the total notional value of all credit default swaps to sell protection was $177,982,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the six months ended May 31, 2023, see Note 4.

Western Asset Inflation-Linked Opportunities & Income Fund 2023 Semi-Annual Report	25

Notes to consolidated financial statements (unaudited) (cont’d)

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of CDS agreements on corporate or sovereign issues are disclosed in the Consolidated Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. CDS are considered to have

26	Western Asset Inflation-Linked Opportunities & Income Fund 2023 Semi-Annual Report

credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(e) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(f) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in

Western Asset Inflation-Linked Opportunities & Income Fund 2023 Semi-Annual Report	27

Notes to consolidated financial statements (unaudited) (cont’d)

which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(g) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will pledge cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations. If the market value of the collateral declines during the period, the Fund may be required to post additional collateral to cover its obligation. Cash collateral that has been pledged to cover obligations of the Fund under reverse repurchase agreements, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral are noted in the Consolidated Schedule of Investments. Interest payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

(h) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(i) Inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Consolidated Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

28	Western Asset Inflation-Linked Opportunities & Income Fund 2023 Semi-Annual Report

(j) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Consolidated Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Consolidated Statement of Cash Flows.

(k) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(l) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated

Western Asset Inflation-Linked Opportunities & Income Fund 2023 Semi-Annual Report	29

Notes to consolidated financial statements (unaudited) (cont’d)

securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(m) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(n) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment adviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions.

Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment adviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

30	Western Asset Inflation-Linked Opportunities & Income Fund 2023 Semi-Annual Report

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

As of May 31, 2023, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $1,309,202. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties. As of May 31, 2023, the Fund had posted with its counterparties cash and/or securities as collateral to cover the net liability of these derivatives amounting to $420,000 which could be used to reduce the required payment.

At May 31, 2023, the Fund held non-cash collateral from Goldman Sachs Group Inc. in the amount of $72,928. This amount could be used to reduce the Fund’s exposure to the counterparty in the event of default.

(o) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are

Western Asset Inflation-Linked Opportunities & Income Fund 2023 Semi-Annual Report	31

Notes to consolidated financial statements (unaudited) (cont’d)

recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(p) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Trustees. The actual source of the Fund’s monthly distributions may be from net investment income, realized capital gains, return of capital or a combination thereof. Under the Fund’s Managed Distribution Policy, if, for any monthly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s net assets (and may constitute a “return of capital”). Shareholders will be informed of the tax characteristics of the distributions after the close of the 2023 fiscal year. The Board of Trustees may modify, terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such modification, termination or suspension could have an adverse effect on the market price of the Fund’s shares. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. During the period, the Fund paid $1,625,882 of

32	Western Asset Inflation-Linked Opportunities & Income Fund 2023 Semi-Annual Report

federal income taxes attributable to calendar year 2022, of which $1,498,609 was accrued during the period.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of November 30, 2022, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

The Fund has entered into an Investment Management Agreement with Western Asset Management Company, LLC (“Western Asset” or the “Investment Adviser”), which provides for payment of a monthly fee computed at the annual rate of 0.35% of the Fund’s average weekly assets. “Average weekly assets” means the average weekly value of the total assets of the Fund (including any assets attributable to leverage) minus accrued liabilities (other than liabilities representing leverage). For purposes of calculating “average weekly assets,” liabilities associated with any instrument or transactions used by the Investment Adviser to leverage the Fund’s portfolio (whether or not such instruments or transactions are treated as derivative instruments or transactions) are not considered a liability.

During periods when the Fund is using leverage, the fee paid to the Investment Adviser for advisory services will be higher than if the Fund did not use leverage because the fee paid will be calculated on the basis of the Fund’s average weekly assets, which includes the assets attributable to leverage.

Western Asset Management Company Pte. Ltd. (“Western Asset Singapore”), Western Asset Management Company Limited (“Western Asset London”) and Western Asset Management Company Ltd (“Western Asset Japan” and together with Western Asset Singapore and Western Asset London, the “Non-U.S. Advisers”) are also the Fund’s investment advisers. Western Asset Singapore, Western Asset London and Western Asset Japan provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. denominated securities. Western Asset Singapore, Western Asset London and Western Asset Japan do not receive any compensation from the Fund.

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “Administrator”), an affiliate of the Investment Adviser, provides certain administrative, accounting, shareholder servicing and

Western Asset Inflation-Linked Opportunities & Income Fund 2023 Semi-Annual Report	33

Notes to consolidated financial statements (unaudited) (cont’d)

corporate secretarial and related functions pursuant to an Administrative Services Agreement with the Fund. The Fund pays the Administrator a monthly fee at the annual rate of 0.05% of the Fund’s average weekly assets.

The Investment Adviser has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”).

During the six months ended May 31, 2023, fees waived and/or expenses reimbursed amounted to $4,007, all of which was an affiliated money market fund waiver.

Western Asset, Western Asset Singapore, Western Asset London, Western Asset Japan and LMFPA are indirect, wholly-owned subsidiaries of Franklin Resources, Inc.

3. Investments

During the six months ended May 31, 2023, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$13,345,786	$106,948,531
Sales	6,014,022	142,025,371

At May 31, 2023, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$1,085,924,960	$ 1,601,335	$(83,509,205)	$(81,907,870)
Futures contracts	—	1,233,180	(3,172,258)	(1,939,078)
Forward foreign currency contracts	—	185,050	(1,309,202)	(1,124,152)
Swap contracts	913,671	1,061,719	—	1,061,719

Transactions in reverse repurchase agreements for the Fund during the six months ended May 31, 2023 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$386,610,600	4.771%	$388,126,193

*	Averages based on the number of days that the Fund had reverse repurchase agreements outstanding.

34	Western Asset Inflation-Linked Opportunities & Income Fund 2023 Semi-Annual Report

Interest rates on reverse repurchase agreements ranged from 3.100% to 5.020% during the six months ended May 31, 2023. Interest expense incurred on reverse repurchase agreements totaled $9,325,074.

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at May 31, 2023.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Commodity Risk	Total
Futures contracts[2]	$823,128	$9,318	—	$400,734	$1,233,180
Forward foreign currency contracts	—	185,050	—	—	185,050
Centrally cleared swap contracts[3]	—	—	$1,061,719	—	1,061,719
Total	$823,128	$194,368	$1,061,719	$400,734	$2,479,949

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Commodity Risk	Total
Futures contracts[2]	$586,167	—	$2,586,091	$3,172,258
Forward foreign currency contracts	—	$1,309,202	—	1,309,202
Total	$586,167	$1,309,202	$2,586,091	$4,481,460

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Consolidated Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Consolidated Statement of Assets and Liabilities.

[3]

Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Consolidated Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Consolidated Statement of Assets and Liabilities.

Western Asset Inflation-Linked Opportunities & Income Fund 2023 Semi-Annual Report	35

Notes to consolidated financial statements (unaudited) (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the six months ended May 31, 2023. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in net unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF NET REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Commodity Risk	Total
Futures contracts	$106,664	$ 47,362	—	$(1,903,828)	$(1,749,802)
Swap contracts	—	—	$3,987,800	—	3,987,800
Forward foreign currency contracts	—	(911,571)	—	—	(911,571)
Total	$106,664	$(864,209)	$3,987,800	$(1,903,828)	$1,326,427

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Commodity Risk	Total
Futures contracts	$(154,001)	$(27,027)	—	$(989,159)	$(1,170,187)
Swap contracts	—	—	$(2,528,730)	—	(2,528,730)
Forward foreign currency contracts	—	(871,120)	—	—	(871,120)
Total	$(154,001)	$(898,147)	$(2,528,730)	$(989,159)	$(4,570,037)

During the six months ended May 31, 2023, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$ 139,819,211
Futures contracts (to sell)	109,222,865
Forward foreign currency contracts (to buy)	36,095,464
Forward foreign currency contracts (to sell)	8,601,643

Average Notional Balance
Credit default swap contracts (sell protection)	$ 179,412,857

36	Western Asset Inflation-Linked Opportunities & Income Fund 2023 Semi-Annual Report

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of May 31, 2023.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)[2,3]	Net Amount[4,5]
Bank of America N.A.	$35,721	—	$35,721	—	$35,721
BNP Paribas SA	—	$(14,902)	(14,902)	—	(14,902)
Goldman Sachs Group Inc.	—	(257,796)	(257,796)	—	(257,796)
JPMorgan Chase & Co.	8,940	—	8,940	—	8,940
Morgan Stanley & Co. Inc.	140,389	(1,036,504)	(896,115)	$420,000	(476,115)
Total	$185,050	$(1,309,202)	$(1,124,152)	$420,000	$(704,152)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

[2]	Gross amounts are not offset in the Consolidated Statement of Assets and Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

[5]	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

5. Distributions subsequent to May 31, 2023

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
6/23/2023	6/30/2023	$0.1185	*
7/24/2023	7/31/2023	$0.0605
8/24/2023	8/31/2023	$0.0605
9/22/2023	9/29/2023	$0.1185	*
10/24/2023	10/31/2023	$0.0605
11/22/2023	11/30/2023	$0.0605

*	June and September 2023 distributions consist of the regular monthly distribution of $0.0605 and a special distribution of $0.0580 per share.

6. Share repurchase program

On March 2, 2016, the Fund announced that the Fund’s Board of Trustees (the “Board”) had authorized the Fund to repurchase in the open market up to approximately 10% of the Fund’s outstanding common shares when the Fund’s shares are trading at a discount to net asset value. The Board has directed management of the Fund to repurchase the Fund’s common shares at such times and in such amounts as management reasonably believes may enhance shareholder value. The Fund is under no obligation to purchase shares at any

Western Asset Inflation-Linked Opportunities & Income Fund 2023 Semi-Annual Report	37

Notes to consolidated financial statements (unaudited) (cont’d)

specific discount levels or in any specific amounts. During the six months ended May 31, 2023 and the year ended November 30, 2022, the Fund did not repurchase any shares.

7. Transactions with affiliated company

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The following company was considered an affiliated company for all or some portion of the six months ended May 31, 2023. The following transactions were effected in such company for the six months ended May 31, 2023.

	Affiliate Value at November 30, 2022	Purchased		Sold
		Cost	Shares	Proceeds	Shares
Western Asset Premier Institutional Government Reserves, Premium Shares	$3,884,686	$172,208,345	172,208,345	$169,409,011	169,409,011

(cont’d)	Realized Gain (Loss)	Dividend Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at May 31, 2023
Western Asset Premier Institutional Government Reserves, Premium Shares	—	$189,425	—	$6,684,020

8. Deferred capital losses

As of November 30, 2022, the Fund had deferred capital losses of $128,985,059, which have no expiration date, that will be available to offset future taxable capital gains.

9. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021 and December 2022, the FASB issued ASU No. 2021-01 and ASU No. 2022-06, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021 for certain LIBOR settings and 2023 for the remainder. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020

38	Western Asset Inflation-Linked Opportunities & Income Fund 2023 Semi-Annual Report

through December 31, 2024. Management has reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

10. Other matters

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which was the offered rate for short-term Eurodollar deposits between major international banks. In 2017, the U.K. Financial Conduct Authority (“FCA”) announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR is no longer published on a representative basis. Alternative references rates have been established in most major currencies. In March 2022, the U.S. federal government enacted legislation to establish a process for replacing LIBOR in certain existing contracts that do not already provide for the use of a clearly defined or practicable replacement benchmark rate as described in the legislation. Generally speaking, for contracts that do not contain a fallback provision as described in the legislation, a benchmark replacement recommended by the Federal Reserve Board effectively automatically replaced the USD LIBOR benchmark in the contract upon LIBOR’s cessation at the end of June 2023. The recommended benchmark replacement is based on the Secured Overnight Financing Rate (SOFR) published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes. Various industry groups are in the process of facilitating the transition away from LIBOR, but there remains uncertainty regarding the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally.

*  *  *

Russia’s military invasion of Ukraine in February 2022, the resulting responses by the United States and other countries, and the potential for wider conflict could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. The United States and other countries have imposed broad-ranging economic sanctions on Russia and certain Russian individuals, banking entities and corporations as a response to its invasion of Ukraine. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. These sanctions, as well as any other economic consequences related to the invasion, such as additional sanctions, boycotts or changes in consumer or purchaser preferences or cyberattacks on governments, companies or individuals, may further decrease the value and liquidity of certain Russian securities and securities of issuers in other countries that are subject to economic sanctions related to the invasion. To the extent that the Fund has exposure to Russian investments or investments in countries affected by the invasion, the Fund’s ability to price, buy, sell, receive or deliver

Western Asset Inflation-Linked Opportunities & Income Fund 2023 Semi-Annual Report	39

Notes to consolidated financial statements (unaudited) (cont’d)

such investments was impaired. The Fund could determine at any time that certain of the most affected securities have little or no value. In addition, any exposure that the Fund may have to counterparties in Russia or in countries affected by the invasion could negatively impact the Fund’s portfolio. The extent and duration of Russia’s military actions and the repercussions of such actions (including any retaliatory actions or countermeasures that may be taken by those subject to sanctions) are impossible to predict, but could result in significant market disruptions, including in the oil and natural gas markets, and may negatively affect global supply chains, inflation and global growth. These and any related events could significantly impact the Fund’s performance and the value of an investment in the Fund, even beyond any direct exposure the Fund may have to Russian issuers or issuers in other countries affected by the invasion. At May 31, 2023, the Fund had 0.06% of its net assets invested in securities with significant economic risk or exposure to Russia.

40	Western Asset Inflation-Linked Opportunities & Income Fund 2023 Semi-Annual Report

Board approval of management and subadvisory agreements (unaudited)

The Executive and Contracts Committee of the Board of Trustees (the “Executive and Contracts Committee”) considered the Investment Management Agreement between the Fund and Western Asset Management Company, LLC (“Western Asset”) and the following subadvisory agreements with respect to the Fund (collectively, the “Agreements”) (i) a subadvisory agreement between Western Asset and Western Asset Management Company Limited (“WAML”) with respect to the Fund, (ii) a subadvisory agreement between Western Asset and Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) with respect to the Fund, and (iii) a subadvisory agreement between Western Asset and Western Asset Management Company Ltd in Japan (“Western Japan,” and together with Western Singapore and WAML, the “Non-U.S. Advisers,” and together with Western Asset, the “Advisers”) with respect to the Fund at a meeting held on April 27, 2023. At an in-person meeting held on May 15, 2023, the Executive and Contracts Committee reported to the full Board of Trustees their considerations and recommendation with respect to the Agreements, and the Board of Trustees, including a majority of the Independent Trustees, considered and approved renewal of the Agreements.

The Trustees noted that although Western Asset’s business is operated through separate legal entities, such as the Non-U.S. Advisers, senior investment personnel at Western Asset have supervisory oversight responsibility over the investment decisions made by the Non-U.S. Advisers. Therefore, in connection with their deliberations noted below, the Trustees primarily focused on the information provided by Western Asset when considering the approval of the Agreements between Western Asset and the Non-U.S. Advisers.

In arriving at their decision to approve the renewal of the Agreements, the Trustees met with representatives of the Advisers, including relevant investment advisory personnel; considered a variety of information prepared by the Advisers, materials provided by Broadridge and advice and materials provided by counsel to the Independent Trustees; reviewed performance and expense information for peer groups of comparable funds and certain other comparable products available from Western Asset or affiliates of Western Asset, including separate accounts managed by Western Asset; and requested and reviewed additional information as necessary. These reviews were in addition to information obtained by the Trustees at their regular quarterly meetings (and various committee meetings) with respect to the Fund’s performance and other relevant matters, such as information on public trading in the Fund’s shares and differences between the Fund’s share price and net asset value per share, and related discussions with the Advisers’ personnel. The information received and considered by the Board both in conjunction with the May meeting and at prior meetings was both written and oral.

As part of their review, the Trustees examined the Advisers’ ability to provide high quality investment management services to the Fund. The Trustees considered the investment philosophy and research and decision-making processes of the Advisers; the experience of

Western Asset Inflation-Linked Opportunities & Income Fund	41

Board approval of management and subadvisory agreements (unaudited) (cont’d)

their key advisory personnel responsible for management of the Fund; the ability of the Advisers to attract and retain capable research and advisory personnel; the risks to the Advisers associated with sponsoring the Fund (such as entrepreneurial, operational, reputational, litigation and regulatory risk), as well as the Advisers’ risk management processes); the capability and integrity of the Advisers’ senior management and staff; and the level of skill required to manage the Fund. In addition, the Trustees reviewed the quality of the Advisers’ services with respect to regulatory compliance and compliance with the investment policies of the Fund, and conditions that might affect the Advisers’ ability to provide high quality services to the Fund in the future, including their business reputations, financial conditions and operational stabilities. Based on the foregoing, the Trustees concluded that the Advisers’ investment process, research capabilities and philosophy were well suited to the Fund given its investment objectives and policies, and that the Advisers would be able to meet any reasonably foreseeable obligations under the Agreements.

The Board reviewed the qualifications, backgrounds and responsibilities of the Advisers’ senior personnel and the team of investment professionals primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Advisers and their affiliates, the financial resources of Franklin Resources, Inc., the parent organization of the Advisers. The Board recognized the importance of having a fund manager with significant resources.

In reviewing the quality of the services provided to the Fund, the Trustees also reviewed a comparison of the performance of the Fund to the performance of a group of closed-end bond funds and the Bloomberg U.S. Government Inflation-Linked 1-10 Year Index (the “Index”). The Trustees noted that the performance of the Fund trailed the performance of its peer group average and the Index for the 1-, 3-, and 5-year periods ended December 31, 2022, trailed the performance of the Index for the 10-year period ended December 31, 2022, and was approximately in line with the performance of the peer group average for the 10-year period ended December 31, 2022. The Trustees considered the factors involved in the Fund’s performance relative to the performance of the Index and peer group. The Board noted the information provided by Broadridge and management regarding the limited number of closed-end BBB-rated corporate debt Treasury Inflation-Protected Securities (TIPS) funds available. The Board discussed the reasons for the Fund’s underperformance and the steps the Advisers were taking to improve the Fund’s performance. The Trustees concluded that the Advisers’ management of the Fund would continue to be in the best interests of the shareholders.

The Trustees also considered the management fee and total expenses payable by the Fund. They reviewed information concerning management fees paid to investment advisers of similarly managed funds as well as fees paid by Western Asset’s other clients, including separate accounts managed by Western Asset. The Trustees also noted that the Fund does

42	Western Asset Inflation-Linked Opportunities & Income Fund

not pay any management fees directly to any of the Non-U.S. Advisers because Western Asset pays the Non-U.S. Advisers for services provided to the Fund out of the management fee Western Asset receives from the Fund. The Trustees noted that, when measured as a percentage of net assets (including assets attributable to leverage) for its most recently completed fiscal year, the Fund’s advisory fee paid to Western Asset was below the median of the advisory fees paid by funds in its peer group and that the Fund’s total expenses were above the median in its peer group. The Trustees also noted that, when measured as a percentage of net assets (net of leverage) for its most recently completed fiscal year, the Fund’s advisory fee paid to Western Asset was below the median of the advisory fees of the funds in its peer group and that the Fund’s total expenses were above the median of the total expenses of the funds in its peer group. The Trustees noted that Western Asset manages one other account with a similar investment strategy to the Fund and it has the same management fee rate as the Fund. The Trustees further noted that Western Asset does not manage open-end funds or separate accounts with similar investment strategies to the Fund, although they noted that the management fee paid by the Fund was higher than the average of the fees paid by clients of Western Asset for certain other accounts (“Other Accounts”). The Trustees noted that the administrative and operational responsibilities undertaken and associated risks incurred by Western Asset with respect to the Fund were also relatively higher and that the Fund’s investment strategy included certain asset classes and other features not included in the Other Accounts. In light of the forgoing, the Trustees concluded that the difference in management fees paid by the Fund from those paid to Western Asset with respect to the Other Accounts was reasonable.

The Trustees further evaluated the benefits of the advisory relationship to the Advisers, including, among others, the profitability of the relationship to the Advisers; the direct and indirect benefits that the Advisers may receive from their relationships with the Fund, including the “fallout benefits,” such as reputational value derived from serving as investment adviser to the Fund; and the affiliation between the Advisers and Legg Mason Partners Funds Advisor, LLC, the Fund’s administrator, and certain other service providers for the Fund. In that connection, the Board considered that the ancillary benefits that the Advisers receive were reasonable. The Trustees noted that Western Asset does not have soft dollar arrangements.

Finally, the Trustees considered, in light of the profitability information provided by Western Asset, the extent to which economies of scale would be realized by the Advisers as the assets of the Fund grow. The Trustees concluded that because the Fund is a closed-end fund and does not make a continuous offer of its securities, the Fund’s size was relatively fixed and it would be unlikely that the Advisers would realize economies of scale from the Fund’s growth.

Western Asset Inflation-Linked Opportunities & Income Fund	43

Board approval of management and subadvisory agreements (unaudited) (cont’d)

In their deliberations with respect to these matters, the Independent Trustees were advised by their independent counsel, who is independent, within the meaning of the Securities and Exchange Commission rules regarding the independence of counsel, of the Advisers. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling, and each Trustee may have attributed different weight to the various factors in evaluating the Agreements. The foregoing summary does not detail all the matters considered. The Trustees judged the terms and conditions of the Agreements, including the investment advisory fees, in light of all of the surrounding circumstances.

Based upon their review, the Trustees, including all of the Independent Trustees, determined, in the exercise of their business judgment, that they were satisfied with the quality of investment advisory services being provided by the Advisers; that the fees to be paid to the Advisers under the Agreements were fair and reasonable given the scope and quality of the services rendered by the Advisers; and that approval of the Agreements was in the best interest of the Fund and its shareholders.

44	Western Asset Inflation-Linked Opportunities & Income Fund

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Inflation-Linked Opportunities & Income Fund was held on May 19, 2023, for the purpose of considering and voting upon the proposal presented at the Meeting. The following table provides information concerning the matters voted upon at the Meeting:

Election of Trustees

Nominees	FOR	WITHHELD
Susan B. Kerley	47,279,801	6,122,576
Michael Larson	47,411,975	5,990,402
Ronald L. Olson	48,434,293	4,968,084
Avedick B. Poladian	47,250,324	6,152,053

At May 31, 2023, in addition to Susan B. Kerley, Michael Larson, Ronald L. Olson and Avedick B. Poladian, the Trustees of the Fund were Robert Abeles, Jr., Jane F. Dasher, Anita L. DeFrantz, William E.B. Siart, Jaynie Miller Studenmund, Peter J. Taylor and Jane E. Trust.

Western Asset Inflation-Linked Opportunities & Income Fund	45

Dividend reinvestment plan (unaudited)

The Fund and Computershare Inc. (“Agent”), as the Transfer Agent and Registrar of WIW, offer a convenient way to add shares of WIW to your account. WIW offers to all common shareholders a Dividend Reinvestment Plan (“Plan”). Under the Plan, cash distributions (e.g., dividends and capital gains) on the common shares are automatically invested in shares of WIW unless the shareholder elects otherwise by contacting the Agent at the address set forth below.

As a participant in the Dividend Reinvestment Plan, you will automatically receive your dividend or net capital gains distribution in newly issued shares of WIW, if the market price of the shares on the date of the distribution is at or above the net asset value (NAV) of the shares, minus estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market. The number of shares to be issued to you will be determined by dividing the amount of the cash distribution to which you are entitled (net of any applicable withholding taxes) by the greater of the NAV per share on such date or 95% of the market price of a share on such date. If the market price of a share on such distribution date is below the NAV, less estimated brokerage commissions that would be incurred upon the purchase of common shares on the open market, the Agent will, as agent for the participants, buy shares of WIW through a broker on the open market. All common shares acquired on your behalf through the Plan will be automatically credited to an account maintained on the books of the Agent.

Additional information regarding the plan

WIW will pay all costs applicable to the Plan, except for brokerage commissions for open market purchases by the Agent under the Plan, which will be charged to participants. All shares acquired through the Plan receive voting rights and are eligible for any share split, share dividend, or other rights accruing to shareholders that the Board of Trustees may declare.

You may terminate participation in the Plan at any time by giving notice to the Agent. Such termination will be effective prior to the record date next succeeding the receipt of such instructions or by a later date of termination specified in such instructions. Upon termination, a participant will receive a certificate for the full shares credited to his or her account or may request the sale of all or part of such shares. Fractional shares credited to a terminating account will be paid for in cash at the current market price at the time of termination.

Dividends and other distributions invested in additional shares under the Plan are subject to income tax just as if they had been received in cash. After year end, dividends paid on the accumulated shares will be included in the Form 1099-DIV information return to the Internal Revenue Service and only one Form 1099-DIV will be sent to participants each year.

Inquiries regarding the Plan, as well as notices of termination, should be directed to Computershare Inc., P.O. Box 43006 Providence, RI 02940-3078. Investor Relations telephone number 1-888-888-0151.

46	Western Asset Inflation-Linked Opportunities & Income Fund

Western Asset

Inflation-Linked Opportunities & Income Fund

Trustees

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

Officers

Jane Trust

President and Chief Executive Officer

Christopher Berarducci

Treasurer and Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Marc A. De Oliveira

Secretary and Chief Legal Officer

Thomas C. Mandia

Senior Vice President

Jeanne M. Kelly

Senior Vice President

Western Asset Inflation-Linked Opportunities & Income Fund

620 Eighth Avenue

47th Floor

New York, NY 10018

Investment advisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Administrator

Legg Mason Partners Fund Advisor, LLC

Custodian

The Bank of New York Mellon

Transfer agent

Computershare Inc.

P.O. Box 43006

Providence, RI 02940-3078

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD 21202

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

New York Stock Exchange Symbol

WIW

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include the Western Asset Money Market Funds sold by the Funds’ distributor, Franklin Distributors, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation; and

•	Online account access user IDs, passwords, security challenge question responses.

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time, they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.franklintempleton.com, or contact the Funds at 1-877-721-1926 for the Western Asset Money Market Funds or 1-888-777-0102 for the Legg Mason-sponsored closed-end funds.

Revised October 2022

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker, dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA). In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2022

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Inflation-Linked Opportunities & Income Fund

Western Asset Inflation-Linked Opportunities & Income Fund

620 Eighth Avenue

47th Floor

New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase, at market prices, its common shares.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Fund may be found on Franklin Templeton’s website, which can be accessed at www.franklintempleton.com. Any reference to Franklin Templeton’s website in this report is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate Franklin Templeton’s website in this report.

This report is transmitted to the shareholders of Western Asset Inflation-Linked Opportunities & Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Computershare Inc.

P.O. Box 43006

Providence, RI 02940-3078

WASX013851 07/23 SR23-4684

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 13.	EXHIBITS.

(a) (1) Not applicable.

Exhibit  99.CODE ETH

(a) (2)  Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Inflation-Linked Opportunities & Income Fund

By:	/s/ Jane Trust
Jane Trust
President

Date: July 26, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
President

Date: July 26, 2023

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date: July 26, 2023